UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3642 E. US Highway 70

Claremont, North Carolina 28610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 459-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure

Proposals

CommScope Holding Company, Inc. (the “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K certain proposals (the “Proposals”) previously exchanged between the Company and members of an ad hoc group of creditors of the Company (the “Ad Hoc Group”) during the course of discussions relating to a potential refinancing and/or recapitalization transaction involving the Company and its outstanding indebtedness (a “Transaction”). The Company and the applicable members of the Ad Hoc Group have not reached an agreement on the material terms of a Transaction, and negotiations between the Company and members of the Ad Hoc Group relating to a Transaction are not currently continuing. This public disclosure of the Proposals is made pursuant to the terms of certain confidentiality agreements (the “NDAs”) the Company entered into with certain members of the Ad Hoc Group.

The Company believes that the proposals that it advanced in the course of its discussions with the Ad Hoc Group were constructive and that a Transaction would be value-maximizing for the Company as a whole and in the best interests of all of the Company’s stakeholders. Each of the Company’s proposals to the Ad Hoc Group focused on addressing the Company’s debt maturing in 2025 and 2026 and either expressly contemplated the Company and the Ad Hoc Group reaching an agreement to comprehensively address and deleverage the Company’s entire debt capital structure, including the Company’s notes that mature in 2027, 2028 and 2029, or maintaining flexibility to achieve that goal. The Company is actively pursuing other alternatives available to it to address upcoming debt maturities and achieve its deleveraging objectives. It remains in active and constructive discussions with creditors that are not a part of the Ad Hoc Group focused on positioning it to achieve those objectives and may in the future re-engage in discussions with members of the Ad Hoc Group regarding a Transaction.

The Proposals were prepared solely to facilitate a discussion with the parties to the NDAs and was not prepared with a view toward public disclosure, and the Proposals should not be relied upon to make an investment decision with respect to the Company. The Proposals should not be regarded as an indication that the Company or any third party considers the Proposals to be material non-public information or a reliable prediction of future events, and the Proposals should not be relied upon as such. Neither the Company nor any third party makes any representation to any person regarding the accuracy or completeness of any of the information contained in any Proposal or undertakes any obligation to update any Proposal to reflect circumstances existing after the date when such Proposal was prepared or conveyed or to reflect the occurrence of future events, even if any or all of the assumptions underlying any such Proposal becomes or is shown to be incorrect.

The foregoing description of the Proposals is in addition to, and qualified by reference to, the Proposals, which are included in Exhibit 99.1 attached hereto and incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, includes forward-looking statements that reflect the current views of the Company with respect to future events. These statements may discuss objectives, goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “objective,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

These and other factors are discussed in greater detail in the reports filed by the Company with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q. Although the information contained in this Current Report on Form 8-K represents the best judgment of the Company as of the date of this Current Report on Form 8-K based on information currently available and reasonable assumptions, the Company cannot give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company is not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description

99.1	Proposals.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Justin C. Choi
Justin C. Choi
Senior Vice President, Chief Legal Officer
and Secretary